 Exhibit 99.3

Board and Management Team Talking Points

Confidential/For Internal Use Only

1.	Why? and What’s Next?

•	Nearly all employee and/or customer questions will center around two central topics. Why? and What’s Next? These are logical questions, and leadership of both organizations should be prepared to respond to these questions honestly and professionally. It may help our employees understand the rationale for this merger by starting with our fundamental reason to exist. Both banks strongly believe we have a commitment to serve our customers and communities in a way that regional, national, and global banks can’t.

•	Through a stronger understanding of the communities we serve, we are able to evaluate opportunities, consider risk, and make decisions we believe are in the best interest of all stakeholders. This is central to the value we bring to the communities we serve.

•	It’s a natural reaction to wonder if/how the merger will impact employees and it will be important early to communicate as openly and honestly as we’re capable of. The reality is with a transaction of this scope and complexity many personnel decisions can only be made after a thorough evaluation of both bank’s people and processes.

Why the merger?

•	Scale and efficiencies will allow us to better serve our current and future customers and ensure a level of independence in the industry that will continue to be challenged by large regional and/or national banks.

•	We can create a rare triple win for the shareholders (who are mostly community members), customers and the communities we serve.

•	When looking through the eyes of shareholders, customers and the community, the boards of each bank realized that each could be better served together.

•	Customers and prospective customers will see a deeply talented community bank that is able to invest in technology and service strategies to better serve their needs.

Board and Management Team Talking Points (continued)

Why now?

•	The boards of each bank took a look at the future prospects of a combined entity and decided that we would be better together. There is no time like the present to start.

Why each other?

•	Our visions, missions, and strategic priorities are nearly identical. We exist to serve our customers, grow the communities we operate in, and reward our shareholders for their confidence and commitment. Both banks believe in building relationships. It is a natural fit as both organizations are committed to growth and the synergies realized in this merger from a strategic, geographic, and financial standpoint position the merger for success.

•	Each bank brings strengths to the table. Most notably:

o	A talented team of employees
o	A strong culture of customer-centric service
o	A long history of financial strength
o	Outstanding community support

2.	What about jobs?

•	Jobs will be affected. At this time, we do not know how many or where. We realize uncertainty creates anxiety for employees of both companies. We are extremely sensitive to this and will implement a talent management strategy as quickly as possible. It should be understood that the leadership of the combined organization is committed to retaining our greatest resource; the talented individuals who have made both banks successful for many years. Understanding the need to provide as much clarity to impacted employees while ensuring the combined organization is appropriately staffed will be an immediate focus.

3.	What happens between now and closing?
•	A transition team comprised of employees from both banks will be established to begin the process of merger and conversion. It is important to understand that each bank will operate separately until the transaction is closed. All of us need to retain the level of customer focus that has made both banks successful which should minimize customer disruption as we work through the merger process. Both organizations have experience in completing merger transactions and will draw on that experience to facilitate as smooth a transition as possible.

4.	What can we expect to see after the merger?

•	We are committed to realizing the promise of this merger. After the transaction is complete, the markets in which we operate will see a strong, focused community bank actively lending to businesses, originating mortgages, opening deposit accounts and providing guidance to our clients in investment management and retirement planning.

•	You will also see a bank that continues to understand the impact we provide within the communities we serve, in how we operate our business and in our ability to give back.

Important Information for Investors

This communication relates to the proposed merger transaction involving Nicolet and Baylake.  In connection with the proposed merger, Nicolet and Baylake will file a joint proxy statement/prospectus on Form S-4 and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”).  BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NICOLET, BAYLAKE AND THE PROPOSED MERGER.  When available, the joint proxy statement/prospectus will be delivered to shareholders of Nicolet and shareholders of Baylake.  Investors may obtain copies of the joint proxy statement/prospectus and other relevant documents (as they become available) free of charge at the SEC’s website (www.sec.gov).  Copies of the documents filed with the SEC by Nicolet will be available free of charge on Nicolet’s website at www.nicoletbank.com.  Copies of the documents filed with the SEC by Baylake will be available free of charge on Baylake’s website at www.baylake.com

Nicolet, Baylake and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Nicolet and the shareholders of Baylake in connection with the proposed merger.  Information about the directors and executive officers of Nicolet and Baylake will be included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC.  Information about the directors and executive officers of Nicolet is also included in its annual report on Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 9, 2015.  Information about the directors and executive officers of Baylake is also included in the proxy statement for its 2015 annual meeting of shareholders, which was filed with the SEC on April 24, 2015.  Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

Forward-Looking Statements

Forward Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which Congress passed in an effort to encourage companies to provide information about their anticipated future financial performance.  This act protects a company from unwarranted litigation if actual results are different from management expectations.  This report reflects the current views and estimates of future economic circumstances, industry conditions, company performance, and financial results of the management of Nicolet and Baylake.  These forward-looking statements are subject to a number of factors and uncertainties which could cause Nicolet’s, Baylake’s or the combined company’s actual results and experience to differ from the anticipated results and expectations expressed in such forward-looking statements, and such differences may be material.  Forward-looking statements speak only as of the date they are made and neither Nicolet nor Baylake assumes any duty to update forward-looking statements. There are a number of factors that could cause our actual results to differ materially from those projected in such forward-looking statements.

In addition to factors previously disclosed in Nicolet’s and Baylake’s reports filed with the SEC and those identified elsewhere in this report, these forward-looking statements include, but are not limited to, statements about (i) the expected benefits of the transaction between Nicolet and Baylake and between Nicolet National Bank and Baylake Bank, including future financial and operating results, cost savings, enhanced revenues and the expected market position of the combined company that may be realized from the transaction, and (ii) Nicolet’s and Baylake’s plans, objectives, expectations and intentions and other statements contained in this report that are not historical facts.  Other statements identified by words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “targets,” “projects” or words of similar meaning generally are intended to identify forward-looking statements.  These statements are based upon the current beliefs and expectations of Nicolet’s and Baylake’s management and are inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond their respective control.  In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change.  Actual results may differ from those indicated or implied in the forward-looking statements and such differences may be material.

The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (1) the businesses of Nicolet and Baylake may not integrate successfully or the integration may be more difficult, time-consuming or costly than expected; (2) the expected growth opportunities and cost savings from the transaction may not be fully realized or may take longer to realize than expected; (3) revenues following the transaction may be lower than expected as a result of losses of customers or other reasons, including issues arising in connection with integration of the two banks; (4) deposit attrition, operating costs, customer loss and business disruption following the transaction, including difficulties in maintaining relationships with employees, may be greater than expected; (5) governmental approvals of the transaction may not be obtained on the proposed terms or expected timeframe; (6) the terms of the proposed transaction may need to be modified to satisfy such approvals or conditions; (7) Nicolet’s  shareholders or Baylake’s shareholders may fail to approve the transaction; (8) reputational risks and the reaction of the companies’ customers to the transaction; (9) diversion of management time on merger related issues; (10) changes in asset quality and credit risk; (11) the cost and availability of capital; (12) customer acceptance of the combined company’s products and services; (13) customer borrowing, repayment, investment and deposit practices; (14) the introduction, withdrawal, success and timing of business initiatives; (15) the impact, extent, and timing of technological changes; (16) severe catastrophic events in our geographic area; (17) a weakening of the economies in which the combined company will conduct operations may adversely affect its operating results; (18) the U.S. legal and regulatory framework, including those associated with the Dodd Frank Wall Street Reform and Consumer Protection Act, could adversely affect the operating results of the combined company; (19) the interest rate environment may compress margins and adversely affect net interest income; and (20) competition from other financial services companies in the companies’ markets could adversely affect operations.  Additional factors that could cause Nicolet’s results to differ materially from those described in the forward-looking statements can be found in Nicolet’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov).  Additional factors that could cause Baylake’s results to differ materially from those described in the forward-looking statements can be found in Baylake’s reports (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC’s website (www.sec.gov).  All subsequent written and oral forward-looking statements concerning Nicolet, Baylake or the proposed merger or other matters and attributable to Nicolet, Baylake or any person acting on either of their behalf are expressly qualified in their entirety by the cautionary statements above.  Nicolet and Baylake do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.